Alfacourse Inc.

5660 Strand Court Unit #A3, Naples, FL 34110

Phone: 941-363-6663

Fax:   941-315-8942

email: alfacourse@mail.com

This letter is to confirm the terms of an agreement made on June 29th 2016 between Alfacourse Inc., and Oleg Jitov.

Mr. Jitov  has verbally agreed if insufficient funds are raised to loan the company funds to complete the registration process.

June 29th, 2016

Treasurer: _VladimirKolosovski_

                                                                                       Vladimir Kolosovski